UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2025
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 20, 2025, Cyclo Therapeutics, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on the following proposals: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of August 21, 2024, as amended as of December 18, 2024 and February 4, 2025, by and among the Company, Rafael Holdings, Inc. (“Rafael”), Tandem Therapeutics, Inc., a wholly owned subsidiary of Rafael (“First Merger Sub”), and Tandem Therapeutics, LLC, a wholly owned subsidiary of Rafael (“Second Merger Sub”) (the “Merger Agreement”), pursuant to which (a) First Merger Sub will merge with and into the Company (the “First Merger”), and First Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Rafael, and (b) immediately following the First Merger, the Company will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the subsequent merger (the “Second Merger” and together with the First Merger, the “Merger”), and all related transactions contemplated thereby (the “Merger Proposal”); and (ii) the approval of the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or if there are insufficient shares of the Company’s common stock present in person or represented by proxy at the Special Meeting to constitute a quorum at the Special Meeting or any adjournment or postponement thereof  (the “Adjournment”).

As of the close of business on February 13, 2025, the record date for the Special Meeting, there were 32,919,184 shares of the Company’s common stock issued and outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. Stockholders holding an aggregate of 18,953,123 shares of the Company’s common stock, representing 57.6% of the outstanding shares of the Company’s common stock as of the record date, which constituted a quorum, were present in person or represented by proxy at the Special Meeting. The results of the voting at the Special Meeting are presented below.

Proposal 1 - The Merger Proposal was approved as follows:

For	Against	Abstain
18,548,536	396,733	7,860

Proposal 2 - The Adjournment was approved as follows (however, in light of the approval of the Merger Proposal, the Adjournment was rendered moot):

For	Against	Abstain
18,500,314	381,580	71,228

Subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, the Merger is expected to close on March 25, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: March 24, 2025	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer